Exhibit 99.1

Hyperliquid Strategies Inc Reports Financial Results
for the Quarter Ended March 31, 2026

New York, New York, May 7, 2026 — Hyperliquid Strategies Inc (NASDAQ: PURR) (“HSI” or the “Company”), the premier digital asset treasury platform focused on the Hyperliquid ecosystem, today reported its financial and operational results for the fiscal quarter and nine months ended March 31, 2026.

“This quarter marked meaningful progress in establishing HSI as the leading public vehicle for capital efficient HYPE exposure, amid Hyperliquid's continued dominance in on-chain finance,” said David Schamis, CEO of Hyperliquid Strategies Inc. “We materially scaled our HYPE treasury, announced our validator partnership with Unit, and completed the disposition of the majority of our legacy bio-tech operations — milestones that, together with disciplined capital deployment and growing staking revenue, deepen HSI's alignment with Hyperliquid's deflationary mechanics and ecosystem expansion. We remain highly optimistic about Hyperliquid's trajectory as HIP-3 RWA perps, portfolio margin, and outcome markets drive the potential for sustained growth and fee generation.”

Key Highlights:

•
Materially increased treasury to 20.0 million HYPE tokens (as of April 29, 2026), with $103 million in cash remaining (as of April 29, 2026).
•
Announced validator in partnership with Unit, one of the leading Hyperliquid deployers.
•
Completed disposition of majority of legacy bio-tech operations.

Treasury Strategy Progress (as of April 29, 2026):

•
Capital Deployment Since Inception (on 2 December 2025):
o
$216.0 million deployed to accumulate ~7.3 million HYPE tokens, increasing total HYPE token holdings to 20.0 million.
o
$10.5 million deployed to repurchase ~3.0 million PURR shares at average cost of $3.42 per PURR share.
•
Capital Raising Activity / Available:
o
$103 million in remaining cash.
o
$38.4 million in PURR shares issued (average issue price of approximately $6.31) under our committed equity facility.

Hyperliquid Ecosystem Momentum1

With momentum accelerating towards the adoption of the blockchain by global finance, Hyperliquid continues to move towards realizing its vision as the blockchain to house all finance. Hyperliquid already houses the dominant perpetuals decentralized exchange, generating more than $900 million in annual fees and processing billions in daily trading volumes and continues to innovate and launch groundbreaking new markets.

Key developments within the Hyperliquid ecosystem over the past quarter included:

•
Despite a challenging market in digital assets, resilient operating performance, with the Hyperliquid protocol continuing to rank among the top protocols in terms of fee generation.
•
Explosive growth in real-world asset (RWA) perps via HIP-3, with 140+ non-crypto perps launched, with trading in silver and oil at various times capturing the attention of users and global mainstream media alike.
•
Strong outperformance of the HYPE token during the quarter, as the resilient operating performance of the protocol drove substantial HYPE token buybacks.
•
Continued groundbreaking innovations, including portfolio margin (cross-margin) and outcome markets (prediction markets, options, insurance), poised to further enhance capital efficiency and unlock new high-demand use cases.

HSI Financial Highlights for Third Quarter and Nine Months Ended March 31, 2026:

•
Balance Sheet:
o
Total assets of $809.4 million as of March 31, 2026, including $113.1 million in cash and cash equivalents and $689.0 million in HYPE tokens (based on a quarter-end HYPE price of $36.60 per token, representing approximately 18.83 million tokens held).
o
Strong balance sheet with $743.5 million in stockholders’ equity and no debt.
•
Income Statement (nine months ended March 31, 2026):
o
$3.1 million in staking revenue from HYPE holdings.
o
$1.9 million in interest income.
o
$10.7 million in SG&A and R&D expenses.
o
$165.4 million in net loss.
o
Net loss primarily attributable to $64.0 million in net unrealized losses on HYPE tokens, a one-time $35.6 million IPR&D write-off related to the acquisition of the legacy Sonnet business and a $60.5 increase in deferred tax expense.
•
Income Statement (three months ended March 31, 2026):
o
$2.6 million in staking revenue from HYPE holdings.
o
$1.0 million in interest income.
o
$7.2 million in SG&A and R&D expenses.
o
$152.5 million in net profit.
o
Net profit primarily attributable to $198.4 million in unrealized gains on HYPE tokens partially off-set by a $42.7 increase in deferred tax expense.

Website Information:

1 Information in this press release regarding Hyperliquid and its operations is based on information that has been publicly disseminated by Hyperliquid and has not been independently verified by HSI or its management.

The Hyperliquid Strategies Inc website (www.hypestrat.xyz) includes, among other information, a dedicated section tracking the Company's “Adjusted Net Asset Value” (the Company’s stockholders’ equity adjusted for, among other things, movements in cash, the value of the HYPE token and the number of HYPE tokens held).

This section is updated regularly, enhancing transparency for the Company’s stockholders and aligning with HSI's commitment to provide transparent, capital efficient and productive access to the HYPE token.

We use our website as a means of disclosing information that may be considered material, non-public information (including the information regarding our Adjusted Net Asset Value) and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor our website, in addition to following our press releases, Securities and Exchange Commission (“SEC”) filings, public conference calls, presentations and webcasts.

We may also use social media channels to communicate with our investors and the public about us and other matters, and those communications could be deemed to be material information. The information contained on, or that may be accessed through, our website or social media channels is not incorporated by reference into, and is not a part of, this document.

Webcast:

The Company will host an audio webcast with Q&A on Thursday, May 7, 2026, at 5:00 p.m. ET, featuring CEO David Schamis and CFO Brett Beldner. Register in advance here: https://hyperliquid-strategies-q3-26-earnings-call.open-exchange.net/registration.

Advance questions may be submitted to investors@hypestrat.xyz.

A replay will be available after the event at www.hypestrat.xyz.

About Hyperliquid Strategies Inc

Hyperliquid Strategies Inc (NASDAQ: PURR) is a digital asset treasury company whose primary focus is to maximize shareholder value through accumulating HYPE, the native token of Hyperliquid, a high-performance blockchain custom-built to house all of finance. HSI aims to provide capital-efficient and productive access to the HYPE token for U.S. and institutional investors, generating compounding shareholder returns that individual holders may not be able to replicate through staking, yield optimization, and active ecosystem engagement. HSI is currently the largest HYPE-focused digital asset treasury vehicle capitalizing on Hyperliquid’s rapid growth and providing exposure to one of the largest and fastest growing revenue pools in digital assets. For more information, please visit www.hypestrat.xyz.

Forward-Looking Statements

This press release contains certain statements which are not historical facts, which are forward-looking statements within the meaning of the federal securities laws, for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These forward-looking statements include certain statements made with respect to the Company’s business, strategy and future plans, as well as certain statements regarding expected growth and developments with respect to Hyperliquid. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to: changes in business, market, financial, political and regulatory conditions; risks relating to HSI’s operations and business, including the highly volatile nature of the price of HYPE tokens; the risk that HSI’s stock price will be highly correlated to the price of HYPE tokens and the price of HYPE tokens may decrease; risks related to increased competition in the industries in which HSI operates; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding HYPE tokens; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that HSI experiences difficulties managing its growth and expanding operations; challenges in implementing HSI’s business plan including HYPE token-related financial and advisory services, due to operational challenges, significant competition and regulation; and those factors discussed in the final prospectus/proxy statement (File No. 333-290034) filed by HSI with the SEC on October 27, 2025, and in subsequent filings and reports made by HSI with the SEC from time to time. While HSI may elect to update these forward-looking statements at some point in the future, HSI specifically disclaims any obligation to do so.

Investor Relations Contacts

investors@hypestrat.xyz